Exhibit 99.1

FOR IMMEDIATE RELEASE

XPERI ACQUIRES VEWD SOFTWARE

Accelerates entry into the Connected TV space and establishes sub-brand TiVo as a leading independent Streaming Media Platform

San Jose, Calif. (July 5, 2022) – Xperi Holding Corporation (NASDAQ: XPER) (“Xperi” or the “Company”) today announced it has acquired Vewd Software Holdings Limited (“Vewd”) for $109 million through a mixture of cash and debt. Vewd is a leading global provider of over-the-top (“OTT”) and hybrid TV solutions that ship in more than 30 million connected TV devices annually. The acquisition establishes Xperi as a leading independent streaming media platform through its TiVo brand and the largest independent provider of Smart TV middleware globally. Furthermore, the transaction gives Xperi access to an installed European footprint of approximately 15 million devices that can be enabled for monetization, including activation of TiVo+, a free ad-supported TV service.

Vewd Software Holdings Limited, founded in 2002 with main offices in Norway, Sweden, Taiwan and Poland, is an independent OTT software provider for Smart TV makers, connected car and video-over-broadband operators. Over 450 million connected TV devices have shipped with Vewd Smart TV Solutions from customers that include Amazon, Commscope, Hisense, Nintendo, Sagemcom, Skyworth, Sony, Swisscom, TCL, TPV Phillips and Vestel.

“Xperi’s TiVo product offerings, when integrated with Vewd’s suite of streaming platform solutions, will help accelerate and scale the deployment of TiVo OS for connected TVs and expand our video-over-broadband offerings” said Jon Kirchner, chief executive officer of Xperi. “Vewd’s global reach and expertise in providing support to content owners, TV OEMs, and SoC partners as they deploy middleware and OS solutions across various devices is tremendously valuable and further paves the way for additional monetization opportunities as we expand our global footprint of streaming devices.”

“The acquisition of Vewd also strengthens the growth outlook of our product business as we prepare to separate our IP and product businesses this fall. We expect incremental revenue of $10 million in the second half of this year, followed by substantially higher revenue and a positive EBITDA contribution in 2023,” added Kirchner.

“We’re excited to join the Xperi family and look forward to combining the experience, skills and scale of both organizations to deliver new innovations for our clients. Together, we’re set to deliver more engaging experiences to the millions of viewers globally who enjoy TV shows, sports, and the movies they love through our platform,” said Aneesh Rajaram, Vewd’s chief executive officer.

As part of the acquisition, Xperi will add approximately 275 talented team members who will help further Xperi’s mission of enabling extraordinary experiences for millions of consumers around the world. The Vewd management team will continue to lead the business and will be integrated into Xperi’s management structure.

Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the the Company’s acquisition of Vewd. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "could," "seek," "see," "will," "may," "would," "might," "potentially," "estimate," "continue," "expect," "target," similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenue, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business strategies, and expansion and growth of the Company’s businesses; the Company’s ability to implement its business strategy; pricing trends, including the Company’s ability to achieve economies of scale; the ability of the Company to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; failure to remediate the material weaknesses in our internal control over financial reporting; the evolving legal, regulatory and tax regimes under which the 4 Company operates; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; the extent to which the COVID-19 pandemic continues to have an adverse impact on our business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted; the impact of semiconductor supply chain constraints on our customers; and any plans regarding the separation of the Company’s IP and Product businesses. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company’s Annual Report on Form 10-K. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Holding Corporation

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (Adeia, DTS, HD Radio, IMAX Enhanced, TiVo), and by its startup, Perceive, make entertainment more entertaining, and smart devices smarter. Xperi technologies are integrated into billions of consumer devices, media platforms, and semiconductors worldwide, driving increased value for partners, customers and consumers.

Xperi, Adeia, DTS, IMAX Enhanced, HD Radio, Perceive, TiVo and their respective logos are trademarks or registered trademarks of affiliated companies of Xperi Holding Corporation in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Xperi Investor Contact:

Jill Koval, Arbor Advisory Group

+1 203-832-4449

ir@xperi.com

Media Contact:

Amy Brennan, Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

SOURCE: XPERI HOLDING CORP

XPER-C

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